Exhibit 99.1

Press Release

Encore Capital Group’s Board of Directors Forms Special Committee to Consider

Strategic Alternatives

SAN DIEGO, June 5, 2006 /PRNewswire-FirstCall/ — Encore Capital Group, Inc. (Nasdaq: ECPG), a leading distressed consumer debt management company, today announced that its Board of Directors has formed a Special Committee to consider strategic alternatives. The Special Committee is composed of directors Barry R. Barkley, Eric D. Kogan, Alexander Lemond and Richard A. Mandell.

The Special Committee was authorized by the Board of Directors to identify and evaluate various strategic alternatives to enhance stockholder value, including the potential sale of the company.

Richard A. Mandell, Chairman of the Board of Directors of Encore Capital Group, Inc., said “The Board believes that there is tremendous value in the Company that is not currently being fully realized in the public markets. Therefore, the Board unanimously determined that it would be in the best interests of the stockholders to initiate a review of strategic alternatives that may be available to the Company to better unlock that value.”

J. Brandon Black, President and CEO of Encore Capital Group, Inc. added “We have an extremely strong company and a dynamic and dedicated employee base. We have continued to enjoy strong cash flow growth, which we believe indicates that our operating strategies continue to create value for our stockholders.”

The Special Committee has retained J.P. Morgan Securities Inc. and Lazard Freres & Co. LLC as its financial advisors and Paul, Weiss, Rifkind, Wharton & Garrison LLP as its legal counsel.

There can be no assurance that this strategic alternatives review process will result in any strategic transaction or the sale of the company. The company does not currently intend to disclose developments or provide updates on the progress or status of the strategic alternatives review process or of any strategic alternatives under consideration, unless and until its Board of Directors has approved a specific transaction.

About Encore Capital Group, Inc.

Encore Capital Group, Inc. is a systems-driven purchaser and manager of charged-off consumer receivables portfolios. More information on the company can be found at www.encorecapitalgroup.com.

Forward Looking Statements

The statements in this press release that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “may,” “believes,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and our subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors and other risks and uncertainties are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2005 and in the subsequent reports filed by the Company with the Securities and Exchange Commission. Forward-looking statements speak only as of the date the statement was made. They are inherently subject to risks and uncertainties, some of which the Company cannot control, predict or quantify. Future events and actual results could differ materially from the forward-looking statements. The Company will not undertake and specifically declines any obligation, nor does the Company intend, to update or revise any forward-looking statements to reflect new information or future events or for any other reason.

Contact:

Encore Capital Group, Inc.

Paul Grinberg (858) 309-6904

paul.grinberg@encorecapitalgroup.com

or

Ren Zamora (858) 560-3598

ren.zamora@encorecapitalgroup.com

SOURCE Encore Capital Group, Inc.